Bank Premises and Equipment	12 Months Ended
Dec. 31, 2020
Bank Premises and Equipment [Abstract]
Bank Premises and Equipment
(5)	Bank Premises and Equipment

A summary of premises and equipment at December 31, 2020 and 2019 follows:

(dollars in thousands)	2020	2019
Land	$2,414	$2,337
Buildings	36,077	36,245
Furniture, fixtures and equipment	56,317	54,245
Leasehold improvements	33,697	32,176
Total bank premises and equipment	128,505	125,003
Accumulated depreciation and amortization	(94,093)	(90,381)
Total	$34,412	$34,622

Depreciation and amortization expense was approximately $4.0 million, $4.0 million, and $4.1 million for the years 2020, 2019, and 2018, respectively.  Occupancy expense of the Bank’s premises included rental expense of $8.0 million in 2020, $7.8 million in 2019, and $8.0 million in 2018.